Prospectus

February 1, 2012,
as supplemented April 13, 2012

Destra Next Dimension Fund
Class A Shares	Class C Shares	Class P Shares*	Class I Shares
DLGSX	DLGCX		DLGIX

*Class P Shares are not currently available for investors.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

Any representation to the contrary is a criminal offense.

Table of Contents

Section 1	Fund Summary	1
Destra Next Dimension Fund		1
Section 2	Additional Information About the Fund	8
Additional Information About the Investment Policies and Strategies		8
Additional Information About the Risks		9
Additional Information About Fees and Expenses		11
Fund Management		13
Section 3	Shareholder Information	15
Valuation of Shares		15
Share Classes		16
Distribution, Servicing and Administrative Fees		19
Purchases		21
Exchanges		25
Redemptions		26
Section 4	General Information	30
Distributions		30
Taxes		30
Payments to Financial Intermediaries		32
Availability of Portfolio Holdings Information		33
Frequent Trading		34
Shareholder Communications		37
Fund Service Providers		37
Section 5	Financial Highlights	38

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

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Section 1	Fund Summary

Destra Next Dimension Fund

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.   More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 15 of the Fund’s Prospectus and “Purchases” on page 27 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None1	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses2	628.19%	0.66%	0.75%	22.63%
Total Annual Fund Operating Expenses	629.34%	2.56%	1.90%	23.53%
Fee Waiver3	(627.63%)	(0.10%)	(0.10%)	(22.10%)
Total Annual Fund Operating Expenses After Fee Waiver	1.71%	2.46%	1.80%	1.43%

1	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
2
Class C shares commenced operations on November 1, 2011, and Class P shares have not yet commenced operations.  Other Expenses for Class C and Class P shares are based on estimated amounts for the Fund’s current fiscal year. Other Expenses may include acquired fund fees, which were not included as fund expenses in the annual report.
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The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.70% for Class A, 2.45% for Class C, 1.80% for Class P and 1.42% for Class I. This waiver will continue in effect until February 1, 2022.  The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$749	$1,114	$1,503	$2,594	$749	$1,114	$1,503	$2,594
Class C	$249	$766	$1,310	$2,796	$249	$766	$1,310	$2,796
Class P	$183	$566	$–	$–	$183	$566	$–	$–
Class I	$146	$452	$781	$1,713	$146	$452	$781	$1,713

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations at the time of investment comparable to companies in the MSCI World Index.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and consists of twenty-four developed market country indices.  At a minimum, the Fund will consist of at least five countries and will have 40% of non-U.S. companies.  The Fund may invest in all market capitalizations and its investments generally will include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.

The Fund’s sub-adviser, Zebra Capital Management, LLC (“Zebra”) seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities.  This liquidity premium or structural alpha exists in public equity markets, as more liquid stocks tend to be priced at a

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premium, while less liquid stocks are priced at a discount, thus having higher expected returns.  Zebra targets stocks with strong fundamentals (i.e. earnings, book value, cash flows) that trade less than stocks with comparable fundamentals.  Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected returns.  Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor.  Over time, Zebra believes the market will recognize this stock again, and its price will increase as its trading activity rises, allowing Zebra to capture its liquidity premium and produce higher returns.  Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock’s fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks.  There is no guarantee that the perceived intrinsic value of any investment will be realized.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Smaller Company Risk—Market risk is generally greater for lower market capitalization companies because they tend to have more limited product lines, shorter operating histories, less experienced management and more limited financial resources than larger companies.  Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations.  In addition, stocks of smaller companies may not be widely followed by the investment community, resulting in less demand.

Foreign Investment Risk—Because the Fund can invest its assets in dollar-denominated foreign instruments, the value of Fund shares can be adversely affected because such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts Risk—Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

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Currency Risk—Even though the non-U.S. securities held by the fund are traded in U.S. dollars, their prices are indirectly influenced by currency fluctuations.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Value Stocks Risk—Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down.  While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.destracapital.com or by calling 877-287-9646.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

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During the one-year period ended December 31, 2011, the fund’s highest and lowest quarterly returns were 5.94% and -16.01%, respectively, for the quarters ended March 31, 2011 and September 30, 2011.

The table below shows the variability of the fund’s average annual returns by showing the fund’s performance and how they compare over the time periods indicated with those of a broad measure of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Class C and Class P shares have been in existence for less than one calendar year, and therefore, the table below does not have returns for such share classes.

Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

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Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	Life of Fund (since December 30, 2010)
Class A (return before taxes)	(11.31%)	(11.44%)
Class A (return after taxes on distributions)	(11.80%)	(11.93%)
Class A (return after taxes on distributions and sale of fund shares)	(7.36%)	(10.01%)
Class I (return before taxes)	(5.66%)	(5.77%)
MSCI World Index (reflects no deduction for fees, expenses or taxes)	(9.41%)	(9.15%)

Management
Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
Zebra Capital Management, LLC

Portfolio Managers
Zebra Capital Management, LLC
Roger Ibbotson, Ph.D. Chief Investment Officer	Since Fund inception
Eric Stokes Portfolio Manager	Since February 2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital

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gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Section 2Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information these matters, please see the Statement of Additional Information, which is available by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Additional Information About the Investment Policies and Strategies

The investment objective of the Fund is to seek long-term capital appreciation.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategies:

Sub-Adviser Strategy: Zebra’s strategy of purchasing what it believes are strong fundamental stocks with lower trading volumes results in a portfolio that is pro-fundamental, anti-glamour and contrarian in terms of the stocks it favors.  Similar to value investing strategies, the Fund seeks to purchase stocks with strong earnings and cash flows offered by the market at a discount.  However, Zebra’s liquidity-based approach has demonstrated the ability to produce returns distinct from, and in addition to, traditional investment styles, such as value or size investing.

Equity Securities: Under normal market conditions, the Fund invests primarily in equity securities, including common stocks and other securities with equity characteristics.

80% Policy: The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and financial instruments in all market capitalizations.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.

Non-U.S. Investments: The Fund may invest in U.S. dollar-denominated American Depositary Receipts (ADRs), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and other U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States. ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies.

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Non-Principal Investment Strategies:

Temporary Defensive Policy, Cash Equivalents and Short-Term Investments: Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information About the Risks

Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks:

Equity Securities Risk:  Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing

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and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.

Depositary Receipts Risk. Because the Fund is allowed to invest in depositary receipts, the Fund will be subject to many of the same risks as when investing directly innon-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Currency Risk.  Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are indirectly influenced by currency fluctuations.

Smaller Cap Securities Risk:  Smaller cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a smaller cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, smaller cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Style-Specific Risk: The Fund emphasizes a value style of investing and, therefore, seek undervalued companies with characteristics for improved valuations.  The types of companies sought by the Fund are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down.  It is possible that such companies may remain undervalued for extended periods of time.  While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk.  In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and the Fund’s performance may be affected adversely if value stocks become unpopular with or lose favor among investors.

Securities Selection Risk: Securities selected by the sub-adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk: When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

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Non-Principal Risks:

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Small Fund Risk: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund does not generally limit large inflows and outflows, but they have policies in place which seek to reduce the impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

Additional Information About Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus.

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•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Fund’s Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 12 months of purchase.  The contingent deferred sales charge is not reflected in the example in the Fund’s Summary Prospectus.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may   include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•	As described in the “Management Expenses” section of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other

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expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least February 1, 2022.

•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements.  Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Fund Management

The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a wholly-owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.90% for of the Fund’s daily net assets. Destra furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for the Fund’s administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

For the most recent fiscal year, Destra did not receive any management fees after expense waivers from the Fund because Destra reimbursed expenses in excess of management fees.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement is available in the Fund’s annual report dated September 30, 2011.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the sub-adviser and reviews the sub-adviser’s performance.

The Fund has retained Zebra Capital Management, LLC (“Zebra”) to serve as its investment sub-adviser.  Zebra was founded in 2001 and is located at 612 Wheelers Farms Road, Milford, Connecticut 06461.  Zebra is a leading-edge asset manager specializing in managing both fundamentally based and quantitatively-driven equity strategies through a range of fund vehicles.  Zebra’s investment approach is rooted in a comprehensive research platform upon which all of our investment strategies are developed and continuously refined.  The firm’s fund management experience demonstrates its ability to generate attractive returns with low correlation to market indices.  Zebra had approximately $600 million of assets under management as of March 31, 2012.

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Roger Ibbotson and Eric Stokes serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

•
Roger Ibbotson has served as a member of the portfolio management team of the Fund since its inception.  Dr. Ibbotson is the Chairman, Chief Investment Officer and is a member of the Zebra portfolio management team, having served in these roles since the firm was founded in 2001.  Dr. Ibbotson has also been a Professor at Yale School of Management since 1984, and is the Founder, Advisor and former Chairman of Ibbotson Associates, now a Morningstar Company with $60 billion under advisement.  Dr. Ibbotson serves on numerous boards including Dimensional Fund Advisors’ funds.  He received his Bachelor’s degree in mathematics from Purdue University, his M.B.A. from Indiana University, and his Ph.D. from the University of Chicago where he taught from 1974 to 1984, and served as the Executive Director of the Center for Research in Security Prices.

•
Eric Stokes has served as a member of the portfolio management team of the Fund since February 2011.  Mr. Stokes joined Zebra in February, 2011.  He is responsible for overseeing the various portfolios managed by Zebra, ongoing research efforts, and product management.  Before joining Zebra, Eric was a Principal and Chief Investment Officer at Reed-Stokes Capital Partners,  a long/short equity hedge fund.  Prior to that, he managed a discretionary fund as portfolio manager for Graham Capital Management.  In the area of equity research, Eric served as President of ValuEngine, Inc., a research firm founded by Dr. Zhiwu Chen, co-founder of Zebra and a Yale professor.   Prior to these roles, he was President of DTN Financial Services, a provider of market data and analysis.   Eric is the author of Market Neutral Investing (2004).  He received an M.B.A. from Columbia University and received his B.A, cum laude, from Michigan State University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

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Section 3Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, the NAV may be calculated earlier if trading on the NYSE  is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV, however, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

The Fund’s Trustees have adopted procedures for valuing investments and have delegated to the Fund’s sub-adviser, under supervision by Destra, the daily valuation of such investments. The sub-adviser uses independent pricing services to value most loans and other debt securities at their market value. In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations.

In certain situations, the sub-adviser may use the fair value of a security or loan if a security or a loan is not priced by a pricing service, the pricing service’s price is deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign loans and securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed. The sub-adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable. Destra has established a Valuation Committee that oversees the valuation of investments.

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Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last price determined by the pricing service or the last bid or ask price in the market.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

Other securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investments objectives

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and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms.  Shares are traditionally offered without an initial sales charge to fee-based broker-dealers or financial advisors, primarily on their wrap account platforms where such broker-dealers or financial advisors impose additional fees for services connected to the wrap account.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 5.75%* • Reduction for purchases of $50,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping,

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subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra.  Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares are available only to investors listed below.  The following investors may purchase Class I shares if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

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bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

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•	other Destra investment products;

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investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments, and foundations that have entered into an arrangement with Destra; and

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fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Destra funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Destra.

Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan,” “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments LLC (“Destra Capital Investments”), the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00% *
Class P shares	0.25%

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

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Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of an 1% commission on sales of Class C shares to the financial intermediary. Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged varies by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  In the event an intermediary receiving payments from Destra Capital Investments on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares of the Fund may increase.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee for Class P shares for certain administrative services, including but not limited to retirement platform fees or other shareholder

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services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Capital Investments, who then reimburses eligible intermediaries.

Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name, and date of birth, you will be required to provide your social security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information.

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Accounts which are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor, administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales

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charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and above	None(2)	None	None(3)
(1) Offering Price includes the initial sales charge.
(2) A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
(3) Destra Capital Investments may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in the Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

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Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees, and their immediate family members, of Destra Capital Management LLC and its affiliates; (iii) Trustees and officers, and their immediate family members, of the Fund; and (iv) directors and officers, and their immediate family members, of any sub-adviser to a Destra fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including

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any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.

To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the net asset value of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.

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•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee.  For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fee.”

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected only through financial intermediaries, retirement platforms and certain institutional investors, as applicable and described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

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The Fund reserves the right to postpone payment of redemption proceeds for up to seven (7) calendar days.  Additionally, the right to require the Fund to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

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Class A Shares and Class C Shares CDSC

A 1.00% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the listed CDSC waivers apply.  A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra CapitalInvestments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied;

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or
•	If a financial intermediary elects to not receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2.00% of the net asset value of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

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Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

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Section 4General Information

Distributions

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule

Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

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Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

31

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional, or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.  Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

In addition, for all shares, Destra Capital Investments or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Capital Investments may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for

32

marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.

•
Full Holdings.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).

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•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s entire portfolio, are available monthly with a 30-day lag.
•
Other Information.  The Fund will provide security breakdowns (e.g., industry, sector, regional, market capitalization and asset allocation), top performance contributors/detractors and specific portfolio level performance attribution information and portfolio characteristics, such as total number of fund holdings, weighted average market capitalization, sector allocations and country weights, among other characteristics, monthly with a 30-day lag.

Full portfolio holdings will remain available on the Destra website at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current.  The Fund discloses its short positions, if applicable, only to the extent required in regulatory reports.  Destra may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Destra funds.  Under extraordinary circumstances, exceptions to the Disclosure of Portfolio Holdings Policies and Procedures may be made by Destra’s Chief Investment Officer(s) or their delegates.  Such exceptions may be made without prior notice to shareholders.  A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
•	exchange limitations as described under “Exchanges;”

34

•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees as described under “Redemption Fee” (where applicable on certain classes of the Fund).

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise frequent trading

35

concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the statement of additional information.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s ‘exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded

36

through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Section 5Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in annual report, which is available upon request.

38

Financial Highlights

Beneficial interest outstanding throughout the period is presented below:

Destra Global L-Series Fund
For the period December 30, 2010* to September 30, 2011
Class A
Net asset value, beginning of period	$15.00
Investment operations:
Net investment income1	0.23
Net realized and unrealized gain (loss)	(1.85)
Net Increase (Decrease) in Net Asset Value from Operations	(1.62)

Net asset value, end of period	$13.38

TOTAL RETURN2	(10.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$25
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.70%
Expenses, prior to expense reimbursements/waivers3	629.33%
Net investment income3	2.10%
Portfolio turnover rate4	52%
Class I
Net asset value, beginning of period	$15.00
Investment operations:
Net investment income1	0.20
Net realized and unrealized gain (loss)	(1.78)
Net Increase (Decrease) in Net Asset Value from Operations	(1.58)

Net asset value, end of period	$13.42

TOTAL RETURN5	(10.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$2,265
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.42%
Expenses, prior to expense reimbursements/waivers3	23.52%
Net investment income3	1.76%
Portfolio turnover rate4	52%

*	Commencement of operations.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does include payment of the maximum sales charge or contingent deferred sales charge (CDSC).  Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3	Annualized.
4	Not annualized.
5
Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions for the period. Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

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Additional Sources of Information

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.

Statement of Additional Information

The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Reach Us

The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at 877.287.9646, on the Fund’s website at destracapital.com/literature or through your financial advisor.  Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”).  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C.  Call the SEC at 202.551.8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.  The SEC may charge a copying fee for this information.

The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

PRO-ND_041312

901 Warrenville Road, Suite 15
Lisle, IL 60532
877.855.3434
destracapital.com

Not part of the prospectus.

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2012,
 as supplemented April 13, 2012

Destra Next Dimension Fund
Ticker: Class A-DLGSX, Class C-DLGCX, Class P-_______, Class I-DLGIX

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI expands upon, and should be read in conjunction with, the Prospectus dated February 1, 2012, as supplemented April 13, 2012, for the Destra Next Dimension Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287-9646.  The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Report dated September 30, 2011.  The audited financial statements are incorporated herein by reference and the Annual Report is available without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287-9646.

TABLE OF CONTENTS
Page

Fund History	2
Investment Restrictions	2
Investment Strategies and Risks	4
Management	13
Control Persons and Principal Shareholders	20
Investment Adviser and Sub-Adviser	21
Administrator	24
Portfolio Transactions	24
Net Asset Value	26
Purchases	27
Distribution and Shareholder Servicing Plans	32
Redemptions	34
Tax Matters	35
Frequent Trading	40
Disclosure of Portfolio Holdings	42
Other Service Providers	43
General Trust Information	44
Appendix A - Proxy Voting Procedure	45

FUND HISTORY

The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained Zebra Capital Management, LLC (“Zebra” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the

Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8. Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For the purpose of investment restriction (8), the Fund will consider all relevant factors in determining who is the issuer of the security, including:  the credit quality of the issuer, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the security, the interest rate environment, and general economic conditions applicable to the issuer and such interpositioned person. Further, the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies will be treated as separate industries for the purpose of this restriction.

The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. No Fund may:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that (i) the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities and (ii) the Fund may make short sales “against the box” where the Fund owns or has the right to acquire at no additional cost the security sold short.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in securities and financial instruments in all market capitalizations. As a result, the Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.  For purpose of the Name Policy, the Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country or geographic region through direct investment or indirect investments.

INVESTMENT STRATEGIES AND RISKS

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

Equity Securities

Under normal market conditions, the Fund invests primarily in equity securities, which include common stocks and other securities with equity characteristics. Common stocks represent units of ownership in a company and typically have voting rights and earn dividends. Dividends on common stocks are not fixed but are declared at the discretion of a company’s board. Equity securities may also include equity securities of investment companies and exchange-traded funds.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

The Fund may invest in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Foreign Investment Risks

The Fund may invest in U.S. dollar-denominatedforeign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the U.S., the company’s equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Depositary Receipts (ADRs, EDRs and GDRs)

The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Dollar Rolls, When-Issued Securities or Forward Commitment Transactions

The Fund may engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Fund maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Illiquid or Restricted Securities

The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation Risk

Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Investment in Other Investment Companies

The Fund may, subject to applicable law, invest in other investment companies, including money market funds and exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Portfolio Turnover Rates

The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of the Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.

Securities Lending

The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Repurchase Agreements and Purchase and Sale Contracts

Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund’s Sub-Adviser will monitor the creditworthiness of the seller, and the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Adviser or Sub-Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Private Placement Offerings

The Fund may purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”) (“Section 4(2) securities”). The Fund will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the investment adviser or the sub-adviser, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board” or “Board of Trustees”) that any Section 4(2) securities held by the Fund in excess of this level are at all times liquid.

Temporary Defensive Position

While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of six Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Independent Trustees:
Diana S. Ferguson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Trustee	Term—Indefinite* Length of Service—Since 2010	Chief Financial Officer (2010-2011), Chicago Board of Education; Senior Vice President and Chief Financial Officer (2008), Folgers Coffee Company; Executive Vice President and Chief Financial Officer (2007-2008), Merisant Worldwide; Senior Vice President and Chief Financial Officer (2001-2007), Sara Lee Foodservice	6	Tree House Foods; Urban Partnership Bank

William M. Fitzgerald, Sr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	Founder, Global Infrastructure Asset Management LLC; Managing Director (1988-2007), Nuveen Investments LLC; Chief Investment Officer (2000-2007), Nuveen Asset Management	6	Director, Syncora Holdings Ltd. and its affiliates, Syncora Guarantee Inc. and Syncora Capital Assurance Inc. – Financial Guarantee Company (2009 to 2011)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Louis A. Holland, Jr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	President and Chief Financial Officer (2008-present), CUMOTA LLC; Managing Director (2000-2008), Nuveen Investments	6
Trustee, Holland Capital Management-Asset Management Industry (2008-present); Trustee, Lumifi-Search Technology (2006-2009); Trustee, HP Schmaltz-Restaurants (2006-present); Trustee, Jobs For Youth (2006-2010); Trustee, PADS (2010-present); Trustee, National Alzheimer’s Association Board (2011-present)

Interested Trustee:

Nicholas Dalmaso** 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee, Chief Executive Officer, Secretary	Term—Indefinite* Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC; President, Chief Operating Officer and General Counsel,, Destra Capital Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	6	None
_________
*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Trust:
Richard J. Simek 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1967	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2011	Senior Managing Director, Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Director (2005-2011), Man Investments, Inc.; Senior Manager (1998-2004), Ernst & Young	6

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.	6

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC,  or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as both the Chief Executive Officer for the Destra Funds and the Chairman of the Board of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the funds it serves and the characteristics of the Destra Funds as a whole.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Louis A. Holland. Jr. currently serves as the Lead Independent Trustee.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Nicholas Dalmaso, Secretary, at the Fund’s address, 901 Warrenville Road, Suite 15, Lisle, IL 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.  During the last fiscal year, the Nominating and Governance Committee did not meet.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Valuation Committee.  During the last fiscal year, the Valuation Committee did not meet.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland serve on the Audit Committee.  During the last fiscal year, the Audit Committee held two meetings.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the

CCO regarding the operations of the Fund’s and the service providers’ compliance programs. The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current Trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each Trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Diana S. Ferguson.  Ms. Ferguson has experience as Chief Financial Officer of the Chicago Board of Education, Folgers Coffee Company, Merisant Worldwide and Sara Lee Foodservice; as Senior Vice President of Folgers Coffee Company and Sara Lee Foodservice and as Executive Vice President of Merisant Worldwide.  Her work experience and educational background has prepared her to be a Trustee.

William M. Fitzgerald, Sr.  Mr. Fitzgerald has experience as a founder of Global Infrastructure Asset Management LLC, a Managing Director of Nuveen Investments LLC and

Chief Investment Officer of Nuveen Asset Management.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Louis A. Holland, Jr.  Mr. Holland has experience as President and Chief Financial Officer of CUMOTA LLC and Managing Director of Nuveen Investments.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Nicholas Dalmaso.  Mr. Dalmaso was the initial Trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

The following compensation table provides information for the past fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Trust1	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
Diana S. Ferguson, Trustee	$17,000	$0	$0	$17,000
William M. Fitzgerald, Sr., Trustee	$17,000	$0	$0	$17,000
Louis A. Holland, Jr., Trustee	$17,000	$0	$0	$17,000
Nicholas Dalmaso, Trustee	$0	$0	$0	$0
______________

The Independent Trustees shall be paid $2,500 as annual compensation for serving as an Independent Trustees of the Trust and $500 as annual compensation for serving on a committee of the Board of Trustees.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.

The Trust does not have a retirement or pension plan.

Share Ownership

As of December 31, 2011, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Diana S. Ferguson	$0	$0
William M. Fitzgerald, Sr.	$0	$0
Louis A. Holland, Jr.	$0	$0
Nicholas Dalmaso	$0	Over $100,000

As of December 31, 2011, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a shareholder that 1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, 2) acknowledges or asserts the existence of control, or 3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders the a Fund. Any control person of a class, as noted below, may be able to significantly influence the outcome of any item presented to shareholders for approval.

As of January 13, 2012, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund.

Fund/Class	Name	Address	Percentage of Ownership
Destra Next Dimension Fund Class A:	Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104	96.14%
Destra Next Dimension Fund Class C:	Raymond James and Associates Inc.	880 Carillon Parkway St. Petersburg, FL 33716	92.64%
	Destra Investments	901 Warrenville Road, Suite 15 Lisle, IL 60532	7.35%
Destra Next Dimension Fund Class I:	BNY Mellon Investment Servicing Trust Company	One Wall Street New York, NY 10286	60.52%
	Evergreen Financing Company, LLC	525 Market Street, 9th Floor San Francisco, CA 94105	39.48%

As of January 31, 2012, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, IL 60532.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.90% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least February 1, 2022.

The following table shows the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to Destra and the fees waived by Destra for the specified periods.
	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by Destra)	Amount of Fees Waived and Expenses Reimbursed by Destra
	12/30/10-9/30/11	12/30/10-9/30/11
Destra Next Dimension Fund	$0	$215,593

The Fund, Destra and other related entities have adopted codes of ethics which significantly restricts Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.

Sub-Adviser

Destra has selected Zebra Capital Management, LLC (“Zebra”), 612 Wheelers Farms Road, Milford, CT 06461, as sub-adviser to manage the investment portfolio of the Fund.  Zebra is a Connecticut limited liability company with three managing members. Mr. Roger Ibbotson holds a majority ownership position in Zebra. Pursuant to an investment sub-advisory agreement,

Destra has agreed to pay an annualized advisory fee to Zebra in the amount of 0.45% of the average daily net assets of the Fund.

The following table shows the fees paid by Destra to Zebra for its services for the specified periods.
Amount Paid by Destra to Zebra
12/30/10-9/30/11
Destra Next Dimension Fund	$0

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

Robert Ibbotson, Ph.D., and Eric Stokes (the “Portfolio Managers”) are primary responsible for the day-to-day management of investment strategies of the Fund.

Other Accounts Managed.  The tables below illustrate other accounts where each of the above-mentioned portfolio managers has significant day-to-day management responsibilities as of September 30, 2011.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Robert Ibbotson	Registered Investment Companies	3	$29.6 million	–	–
	Other Pooled Investment Vehicles	4	$196.8 million	4	$196.8 million
	Other Accounts	7	$405.5 million	–	–
Eric Stokes	Registered Investment Companies	3	$29.6 million	–	–
	Other Pooled Investment Vehicles	4	$196.8 million	4	$196.8 million
	Other Accounts	7	$405.5 million	–	–

Conflicts of Interest.  Certain of Zebra’s portfolio managers have business commitments in addition to those of Zebra. However, they regard Zebra’s business a priority business activity. Zebra believes that the potential for a conflict of interest is mitigated by Zebra’s team approach to the investment process and the fact that at least one of the Zebra’s principals devotes all of his time to the Zebra’s business.

Zebra’s portfolio managers or investment analysts who serve the Funds also perform services for hedge funds or other private investment companies. The portfolio managers or investment analysts allocate their time and resources across all products.

Zebra’s portfolio managers are compensated based on the overall performance of Zebra and product results. Zebra has independent oversight of the investment process via compliance and risk monitoring to prevent taking undue risk.

Compensation.  The Portfolio Managers are compensated in various forms by the Sub-Adviser. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.  The Sub-Adviser’s portfolio managers receive a base salary.  Zebra’s equity portfolio managers, analysts and traders participate in a firm bonus pool and profit sharing plan based on firm, team and product performance.

Ownership of Securities. As of September 30, 2011, the portfolio managers beneficially owned the following dollar range of equity securities of each Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Robert Ibbotson	over $1,000,000
Eric Stokes	$0

Proxy Voting Policies

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Destra, who utilizes Glass, Lewis & Co.  Glass, Lewis & Co.’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://www.destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

ADMINISTRATOR

The Bank of New York Mellon (“BNY”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and BNY, dated November 1, 2010. BNY, located at One Wall Street, New York, New York 10286, provides administrative services and valuation and computation services.  The following table sets forth total administrative fees paid by the Fund to BNY for the specified period.

12/30/10-9/30/11
Destra Next Dimension Fund	$8,027

PORTFOLIO TRANSACTIONS

Zebra is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund.  The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods.

Aggregate Amount of Brokerage Commissions
12/30/10-9/30/11
Destra Next Dimension Fund	$1,102

During the fiscal period ended September 30, 2011, the Fund did not pay commissions to brokers in return for research services.

The Fund has not acquired, during the fiscal year ended September 30, 2011, the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Capital Investments LLC, who then reimburses eligible intermediaries.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor, as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None(2)	None	None(3)
1	Offering Price includes the initial sales charge.
2	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
3	Destra Capital Investments LLC may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

Below is an example of the method of computing the offering price of Class A shares of the Fund. The example assumes a purchase on September 30, 2011 of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$13.38
Per share sales charge: 5.75% of public offering price (6.10% of net asset value per share)	$0.82
Per share offering price to the public	$14.20

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) Trustees and officers, and their immediate family members, of the Fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.

To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution and/or other shareholder services to their clients.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares

As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Capital Investments LLC, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a CDSC.

Class P Shares

As described in the Prospectus, Class P shares have adopted distribution and shareholder servicing plans (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class P Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class P Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Capital Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

12b-1 Fees Incurred

During the fiscal year ended September 30, 2011, the Fund incurred 12b-1 fees pursuant to the Class A Plan, Class C Plan and Class P Plan (individually, a “Plan” and collectively, the “Plans”) in the amounts set forth in the table below.

12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended September 30, 2011
Destra Next Dimension Fund
Class A	$10
Class C	$0
Class P	$0

Renewal, Amendment and Termination

The Plans and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement.  All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code).  The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares.   To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012.  This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets).  The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Foreign Tax Credit

If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.  Distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

FREQUENT TRADING

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

           1.General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

           2.Restrictions on purchases and redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

           3.Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 90 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus SAI.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

           4.Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Capital Investments LLC, 901 Warrenville Road, Suite 15, Lisle, IL 60532, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Capital Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC  receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC  may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Destra Capital Investments LLC receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Destra Capital Investments LLC and the compensation on redemptions and repurchases received by Destra Capital Investments LLC for the Fund for the specified period.
	Amount of Underwriting Commissions	Amount Retained by the Distributor	Amount of Compensation on Redemptions and Repurchases
	12/30/10-9/30/11	12/30/10-9/30/11	12/30/10-9/30/11
Destra Next Dimension Fund	$0	$2	$0

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available top 10 portfolio holdings information on the Fund’s website monthly with an approximately thirty day lag. Additionally, the Fund publishes on the website portfolio characteristics, including the total number of fund holdings, weighted average market cap, sector allocations and country weights, monthly on a 30 day lag.. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (KPMG LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Willkie Farr & Gallagher LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

OTHER SERVICE PROVIDERS

KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on May 25, 2010. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are three series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A
Proxy Voting Procedure

U.S. Guidelines

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Auditor Ratification

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Anti-Takeover Measures

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.

Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

International Guidelines

Election of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Financial Reporting

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.

In many countries, companies must submit the allocation of income for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.

Compensation

Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.

Environmental and Social Risk

Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

Continental Europe Guidelines

Election of Directors

When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.

Financial Reporting

As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management. A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries. Some companies may seek separate approval of the consolidated and standalone accounts and reports.  Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals. Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders.  However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters.  As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.

In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof). However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e. less than 10%) from a more reasonable payout ratio (i.e. over 10%), or where a company has eliminated dividend payments altogether without explanation. Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e. over 100%) without satisfactory explanation. In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders. As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, Glass Lewis will analyze each change on its own. Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders. In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal. In such cases, Glass Lewis will recommend voting for the proposal.

Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets. The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account. Glass Lewis will evaluate each proposal on a case-by-case basis. Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal. Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests. In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the   board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.

Capital Management

Glass Lewis believes that adequate capital stock is important to a company’s operation. European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.

In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.

Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company. Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

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